UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2007
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                               CHINA DIRECT, INC.
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             (Exact name of registrant as specified in its charter)


        Florida                        0-26415                13-3876100
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(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                  File Number)        Identification No.)


        5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code

        Registrant's telephone number, including area code (561) 989-9171

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Effective October 1, 2007, CDI China, Inc. ("CDI China"), a Florida corporation and wholly owned subsidiary of China Direct, Inc. ("China Direct"), entered into a joint venture agreement (the "Agreement") with Shanxi Jinyang Coal and Coke Group Co., Ltd. a Chinese limited liability company ("Jinyang Group") and Runlian Tian, a Chinese limited liability company ("Runlian") which own a 55% equity interest and 45% equity interest, respectively, of Shanxi Jinyang Metal Chemical Co., Ltd. ("Jinyang Metal).

         Under the terms of the Agreement, the parties will form and CDI China will own 51% of CDI Pan Magnesium Co., Ltd., a Chinese limited liability company and new joint venture foreign investment entity ("FIE") pursuant to the laws of the Peoples Republic of China, with total registered capital of $13.23 million. China Direct will contribute a total of $6.75 million as registered capital which will be staged over the course of two years. The initial installment of $2.035 million was provided by China Direct on October 1, 2007. Jinyang Group and Runlian will contribute the assets of Jinyang Metal valued at $6.48 million.

         CDI Pan Magnesium currently has a production capacity of approximately 6,000 tons of magnesium per year and is completing the construction of 2 new facilities which will add an additional 12,000 tons annually in 2008.

         Jinyang Group is the minority owner of CDI Magnesium Co., Ltd., a Brunei corporation, and a majority owned subsidiary of CDI China, which was formed to operate a newly constructed magnesium plant in Taiyuan, China. CDI China acquired its majority interest in CDI Magnesium Co. Ltd. from Jinyang Group in February 2007.

         Financial statements required under Item 9.01 of Form 8-K will be filed in an amended report in accordance with the requirements of the Form.

Item 7.01 REGULATION FD DISCLOSURE.

         On October 1, 2007, China Direct issued a press release regarding this transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item  9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Press Release dated October 1, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 4, 2007

                                                    CHINA DIRECT, INC.
                                                    By: /s/ David Stein
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                                                     David Stein
                                                    Chief Operation Officer